John Hancock Investment Trust

John Hancock Disciplined Value International Fund (the fund)

Supplement dated January 20, 2021 to the current prospectus, as may be supplemented (the Prospectus)

Effective February 1, 2021, Joshua White, CFA, no longer serves as a portfolio manager of the fund. Accordingly, all references to Mr. White are removed from the Prospectus as of that date. Joseph F. Feeney, Jr., CFA, Christopher K. Hart, CFA, and Joshua M. Jones, CFA, will continue to serve as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Investment Trust

John Hancock Disciplined Value International Fund (the fund)

Supplement dated January 20, 2021 to the current Statement of Additional Information, as may be supplemented (the SAI)

Effective February 1, 2021, Joshua White, CFA, no longer serves as a portfolio manager of the fund. Accordingly, all references to Mr. White are removed from the SAI as of that date. Joseph F. Feeney, Jr., CFA, Christopher K. Hart, CFA, and Joshua M. Jones, CFA, will continue to serve as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this Supplement in conjunction with the SAI and retain it for future reference.